THE ALGER FUNDS

                     SUPPLEMENT DATED OCTOBER 2, 2006 TO THE
                         PROSPECTUS DATED MARCH 1, 2006
                             AS SUPPLEMENTED TO DATE

Effective October 2, 2006, Frederick M. Alger, III retired as an officer and Trustee of the Fund, as planned. The firm expresses its deep appreciation and gratitude for the extraordinary vision and leadership exemplified by Mr. Alger over the past four decades.

         The following replaces the first paragraph under the heading "Portfolio Managers" on page 21 of the Prospectus:

Dan C. Chung, CFA, Jill Greenwald, CFA, Patrick Kelly, CFA, Kevin Collins, CFA, John A. Curry, Rosanne Ott, Joanne Sayers, Eric Shen and Andrew Silverberg are the individuals responsible for the day-to-day management of portfolio investments. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts that they manage, and their ownership of securities of the Fund(s) that they manage.























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